Exhibit 10.114
                                                                   Tiffany & Co.
                                       Report on Form 8-K Dated February 2, 2009

                            1994 TIFFANY AND COMPANY
                       SUPPLEMENTAL RETIREMENT INCOME PLAN
                   Amended and Restated as of January 31, 2009

WHEREAS, Tiffany and Company, a New York Corporation, does hereby intend by the following instrument to establish an unfunded supplemental retirement plan for the benefit of a select group of management or highly compensated employees; and

WHEREAS, Tiffany and Company recognizes that certain executives possess an intimate knowledge of the business and affairs of Tiffany and Company and its policies, methods, personnel and problems and that the contributions of these executives are essential to the company's continued growth and success; and

WHEREAS,   Tiffany  and  Company  wants  to  provide  selected  executives  with supplemental retirement income in order to induce selected executives to remain employed by Tiffany and Company until their retirement; and

WHEREAS, Tiffany and Company replaced its prior Supplemental Retirement Income Plan which became effective the 20th day of October, 1989 with this Plan; and

WHEREAS, Tiffany revised this Plan this effective September 18, 2003, which revisions are reflected in this document; and

WHEREAS, Tiffany revised this Plan effective February 1, 2007 to modify age and service requirements for early retirement, which revisions are reflected in this document; and

WHEREAS, Tiffany revised this Plan effective December 31, 2008 to modify this Plan's terms relating to commencement of retirement benefits under this Plan, due to restrictions imposed under the Internal Revenue Code, which revisions are reflected in this document; and

WHEREAS, Tiffany revised this Plan effective January 31, 2009 to modify this Plan's terms relating to effect of a "Change of Control" as defined below;

NOW, THEREFORE, to carry the above intentions into effect, and intending to be legally bound hereby, Tiffany and Company does enter into this Plan effective the 1st day of February, 1994.



                         This Plan shall be known as the
                            1994 TIFFANY AND COMPANY
                       SUPPLEMENTAL RETIREMENT INCOME PLAN

                                    ARTICLE I
                                   DEFINITIONS

FOR THE PURPOSES OF THIS PLAN, THE FOLLOWING CAPITALIZED TERMS AND PHRASES SHALL HAVE THE MEANINGS ASCRIBED TO THEM BELOW:

"Actuarial Equivalent" means the equivalent value of each form of payment, computed in accordance with accepted actuarial principles and on the basis of the same factors then required for use under the Pension Plan and the Excess Plan for the computation of the Participant's Pension Benefit.

"Administrator" means the individual appointed to administer the Plan pursuant to Article VII.

"Affiliate" means any Person that controls, is controlled by or is under common control with, any other Person, directly or indirectly.

"Applicable Interest Rate" means, for any period, the rate of interest on one-year U.S. Treasury securities (constant maturities), determined as of the month preceding the first month of such period.

"Average Final Compensation" means, with respect to a Participant, his average Compensation during those five years of his last ten years of Creditable Service in which his Compensation was highest. If an Employee has less than five years of Creditable Service or less than five Plan Years in which he accrued Creditable Service, as the case may be, his or her "Average Final Compensation" shall be computed as the average of his or her Compensation over all such years.

"Beneficiary" means the person, persons, trust or other entity, designated by written revocable designation filed with the Administrator by the Participant to receive payments under this Plan in the event of the Participant's death. In the event Participant fails to effectively make such a designation, the Beneficiary shall be the personal representative of the Participant's estate.

"Benefit" means, with respect to each Participant, the benefit to which Participant is entitled under Sections 3.2 or 3.3 of this Plan.

"Cause" shall mean a termination of Participant's employment which is the result of:

          (i) Participant's conviction or plea of nolo contendere to a felony or any other crime involving financial impropriety or which would tend to subject Employer or any of its Affiliates to public criticism or materially interfere with Participant's continued service to Employer;

          (ii) Participant's willful violation of the Code of Conduct;

          (iii) Participant's willful failure or refusal to perform substantially all such proper and achievable directives issued by Participant's superior (other than any such failure resulting from Participant's incapacity due to physical or mental illness, any such actual or anticipated failure resulting from a resignation by Participant for Good Reason, or any such refusal made by Participant in good faith because Participant believes such directives to be illegal, unethical or immoral) after a written demand for substantial performance is delivered to Participant on behalf of Employer, which demand specifically identifies the manner in which Participant has not substantially performed Participant's duties, and which performance is not substantially corrected by Participant within ten (10) days of receipt of such demand;

          (iv) Participant's    gross   negligence   in   the   performance   of
               Participant's duties and responsibilities materially injurious to the Employer;

          (v) Participant's willful breach of any material obligation that Participant has to Parent or Employer under any written agreement that Participant has with either Parent or Employer;

          (vi) Participant's fraud or dishonesty with regard to Employer or any of its Affiliates;

          (vii) Participant's failure to reasonably cooperate in any investigation of alleged misconduct by Participant or by any other employee of Parent, Employer or any Affiliate of Parent or Employer;

          (viii) Participant's death; or

          (ix) Participant's Disability.

For purposes of the previous sentence, no act or failure to act on Participant's part shall be deemed "willful" unless done, or omitted to be done, by Participant in bad faith toward, or without reasonable belief that Participant's action or omission was in the best interests of, Parent, Employer or an Affiliate of Parent or Employer. Notwithstanding the foregoing, Participant shall not be deemed to have been terminated for Cause with respect to items (i) through (vii) unless and until there shall have been delivered to Participant a copy of a resolution duly adopted by the affirmative vote of not less than three-fourths (3/4th) of the entire membership of the Employer Board at a meeting called and held for such purpose (after reasonable notice to Participant and an opportunity for Participant, together with Participant's counsel, to be heard before such Board), finding that, in the good faith opinion of such Board, Cause exists as set forth in any of items (i) through (vii) above.

"Change in Control." A Change in Control shall be deemed to have occurred if:

          (i)  any Person, or any syndicate or group deemed to be a person under
               Section 14(d)(2) of the Exchange Act, excluding Parent or any of its Affiliates, a trustee or any fiduciary holding securities under an employee benefit plan of Parent or any of its Affiliates, an underwriter temporarily holding securities pursuant to an offering of such securities or a corporation owned, directly or indirectly by stockholders of Parent in substantially the same proportion as their ownership of Parent, is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act), directly or indirectly, of securities of Parent representing Thirty-five percent (35%) or more of the combined voting power of Parent's then outstanding securities entitled to vote in the election of directors of Parent;

          (ii) if the Incumbent Directors cease to constitute a majority of the Parent Board; provided, however, that no person shall be deemed an Incumbent Director if he or she was appointed or elected to the Parent Board after having been designated to serve on the Parent Board by a Person who has entered into an agreement with Parent to effect a transaction described in clauses (i) through
               (iv) of this definition;

          (iii) there occurs a reorganization, merger, consolidation or other corporate transaction involving Parent, in each case with respect to which the stockholders of Parent immediately prior to such transaction do not, immediately after such transaction, own more than Fifty percent (50%) of the combined voting power of the Parent or other corporation resulting from such transaction, as the case may be;

          (iv) all or substantially all of the assets of Parent or Employer are sold, liquidated or distributed, except to an Affiliate of Parent.

"Change in Control Date" means the date on which a Change of Control occurs.

"Claimant" means any Participant or Beneficiary who files a claim for benefits, either directly or through an authorized representative, under Section 7.7 of this Plan.

"Committee" means the Compensation Committee of the Parent which shall have authority over this Plan.

"Code" means the Internal Revenue Code of 1986, as amended from time to time.

"Code of Conduct" shall mean Parent's (i) Code of Business and Ethical Conduct for

Directors, the Chief Executive Officer, the Chief Financial Officer and All Other Officers of the Parent and (ii) Business Conduct Policy - Worldwide, as amended from time to time prior to the Change of Control Date and as in effect as of the Change of Control Date.

"Compensation" means the actual base salary paid to Participant for services rendered to the Employer (exclusive of amounts attributable to the exercise of employee stock options), including straight time for all hours worked, commissions, bonuses, premiums and incentives (in the case of any Employee shown in the attached Schedule "A", the reference to Employer for purposes of this definition only shall also refer to Affiliates of the Employer prior to October 15, 1984; for the purposes of this definition "Affiliate" shall mean any member of the controlled group of companies of which the Employer was a member within the meaning of Section 414(b), (c) and (m) of the Code at such prior time) including any pre-tax elective deferrals to any Employer sponsored retirement savings plan or cafeteria plan, qualified pursuant to Section 401(k) or Section 125 of the Code, and any pre-tax elective deferrals to the Tiffany and Company Executive Deferral Plan, but excluding all other Employer contributions to benefit plans and all other forms of remuneration or reimbursement.

"Creditable Service" means "Creditable Service" under the Pension Plan.

"Disability" means a medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, and by reason of which a Participant is receiving income replacement benefits for a period of not less than 3 months under an accident and health plan maintained by the Company.

"Early Retirement" means any Separation from Service by a Participant (other than by reason of death) after attaining Minimum Age and Service but prior to attaining Retirement Age.

"Effective Date" means February 1, 1994.

"Eligible Employee" means an employee of an Employer appointed an officer of Tiffany & Co., a Delaware corporation, and having the title of "Chief Executive Officer," "President", "Executive Vice President" or "Senior Vice President" and such other highly compensated employees identified and approved by the Committee from time to time. No employee shall be deemed an Eligible Employee unless at the time of such appointment, or identification and approval, such employee is entitled to participate in the Pension Plan as in effect at that time. For the avoidance of doubt, Schedule I attached includes a complete list of all Participants in the Plan as of January 31, 2009.

"Employer" means Tiffany and Company and any successor organization, or any other business entity which adopts this Plan with consent of Parent.

"Employer Board" means the Board of Directors of Employer.

"Employment" means the status of being employed by Employer including periods of active employment and other periods for which the Eligible Employee is listed as an employee of Employer in the payroll records of Employer and periods during which the Eligible Employee is on a Leave of Absence and "Employed" means of the status of Employment.

"Entry Date" means February 1, 1994 and each January 1 of each calendar year thereafter.

"Excess Plan" means the 2004 Tiffany and Company Un-Funded Retirement Income Plan to Recognize Compensation in Excess of Internal Revenue Code Limits.

"Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor provisions thereto.

"Good Reason" means Participant's resignation from employment with Employer as a result of any of the following:

          (i) a meaningful and detrimental alteration in Participant's position or the nature or status of Participant's responsibilities (including reporting responsibilities) from those in effect immediately before the Change in Control Date;

          (ii) a material failure by Employer to pay Participant a bonus or incentive award commensurate with the bonus paid others at Participant's job level (expressed as a percentage of target bonus) unless such failure is justified by clear and objective deficiencies of the business units for which Participant is responsible; or

          (iii) the relocation of the office of Employer where Participant was employed immediately prior to the Change in Control Date to a location which is more than 50 miles away or should Employer require Participant to be based more than 50 miles away from such office (except for required travel on the Employer's business to an extent substantially consistent with Participant's customary business travel obligations in the ordinary course of business prior to the Change in Control Date); or

          (iv) any Substantial Change.

"Incumbent Directors" means those individuals who were members of the Parent Board as of January 15, 2009 and those individuals whose later appointment to such Board, or whose later nomination for election to such Board by the stockholders of Parent, was approved by a vote of at least a majority of those members of such Board who either were members of such Board as of January 15, 2009, or whose election or nomination for election was previously so approved.

"Involuntary Termination" means (i) Participant's termination of employment by Employer without Cause or (ii) Participant's resignation of employment with the Employer following the Change of Control Date for Good Reason.

"Leave of Absence" means any absence from employment, with or without pay, authorized by Employer which would not result, on the first anniversary of the first day of such continuing period of absence, in a "Discontinuance of Active Employment Date" under the Pension Plan.

"Minimum Age and Service" means, with respect to any Participant, that such Participant has attained age fifty-five (55) with at least ten (10) consecutive Years of Service with Employer.

"Parent Board" means the Board of Directors of Parent.

"Participant" means any Eligible Employee who has met the conditions for participation as set forth in Article II.

"Plan" means the 1994 Tiffany and Company Supplemental Retirement Income Plan as described in this instrument, as amended from time to time.

"Plan Year" means a "Plan Year" under the Pension Plan.

"Pension Benefit" means, with respect to each Participant, the annual retirement allowance to which Participant is entitled at Retirement payable from the Pension Plan and the Excess Plan and actuarially determined on the basis of an annuity for Participant's life utilizing actuarial assumptions as pertain for all other purposes of said Pension Plan and the Excess Plan whether or not such retirement allowance is actually paid, and regardless of any optional form of benefit payment elected under the Pension Plan and the Excess Plan by said Participant.

"Pension Plan" means the Tiffany and Company Pension Plan as such Pension Plan may be amended from time to time.

"Permitted Retirement" means, with respect to each Participant, the earlier of the date on which he takes Early Retirement or Retirement.

"Person" means any individual, firm, corporation, partnership, limited partnership, limited liability partnership, business trust, limited liability company, unincorporated association or other entity, and shall include any successor (by merger or otherwise) of such entity.

"Retirement" means any Separation from Service by a Participant (other than by reason of death) after attaining Retirement Age.

"Retirement Age" means age sixty-five (65).

"Scheduled Benefit Commencement Date" means the date as of which benefits under the Plan are scheduled to commence, as determined in accordance with Sections 3.2, 3.3, or 6.1, determined without regard to the provisions of Section 3.9.

"Separation from Service" means, with respect to Participant, a termination of services provided by the Participant to the Employer, whether voluntarily or involuntarily, as determined by the Committee in accordance with Section 409A of the Code and Section 1.409A-1(h) of the Regulations. In determining whether a Participant has experienced a Separation from Service, the following provisions shall apply:

          (i) Separation from Service shall occur when the Participant has experienced a termination of employment with the Employer. A Participant shall be considered to have experienced a termination of employment for this purpose when the facts and circumstances indicate that the Participant and his or her Employer reasonably anticipate that either (A) no further services will be performed by the Participant for the Employer after the applicable date, or
               (B) that the level of bona fide services the Participant will perform for the Employer after such date (whether as an employee or as an independent contractor) will permanently decrease to no more than 20% of the average level of bona fide services performed by the Participant (whether as an employee or an independent contractor) over the immediately preceding 36-month period (or the full period of services to the Employer if the Participant has been providing services to the Employer less than 36 months).

          (ii) If the Participant is on military leave, sick leave, or other bona fide leave of absence, other than a disability leave, the employment relationship between the Participant and the Employer shall be treated as continuing intact, provided that the period of such leave does not exceed 6 months, or if longer, so long as the Participant retains a right to reemployment with the Employer under an applicable statute or by contract. If the period of a military leave, sick leave, or other bona fide leave of absence exceeds 6 months and the Participant does not retain a right to reemployment under an applicable statute or by contract, the employment relationship shall be considered to be terminated for purposes of this Plan as of the first day immediately following the end of such 6-month period. In applying the provisions of this paragraph, a leave of absence shall be considered a bona fide leave of absence only if there is a reasonable expectation that the Participant will return to perform services for the Employer.

"Social Security Benefit" means the amount of the Participant's anticipated unreduced primary insurance benefit under Title II of the Federal Social Security Act computed on the basis of such Act in effect at Permitted Retirement, and consisting of that annual amount to which the Participant would upon proper application be entitled at Retirement

Age irrespective of earnings he may be receiving or might receive in excess of any limit on earnings for full entitlement to such benefit. When used in connection with the computation of a Benefit payable under Section 3.3 of the Plan, "Social Security Benefit" shall mean the said Social Security Benefit computed on the assumption that the Participant will continue to receive Compensation until age 65 for purposes of Social Security in the same amount as in effect on the date of his Permitted Retirement. With respect to periods for which the Participant's actual compensation for Social Security purposes is not available, the Social Security Benefit shall be calculated on the assumption that the Participant has compensation for Social Security purposes after 1951, or age 22 if later, and prior to his or her last date of hire or rehire by Employer which increased 6 percent (6%) each year to his or her Compensation on such date of hire or rehire by Employer.

"Substantial Change" means any material change in the terms or conditions of Participant's employment (including in salary or target bonus) following a Change of Control Date that is less favorable to Participant than those in effect previous to the Change of Control Date other than (i) a change that has been made on an across-the-board basis for substantially all of Employer's employees or (ii) a change in equity-based compensation (including the reduction or elimination thereof) resulting from the Change in Control.

"Vested" means that Participant's Benefit has become nonforfeitable as specified in Sections 3.6, 3.7 and 6.1 below.

"Year of Service" means a year of Creditable Service.


                                   ARTICLE II
                            PARTICIPATION IN THE PLAN

2.1 Commencement of Participation. Each Eligible Employee who is an Eligible Employee on an Entry Date shall become a Participant in the Plan as of the first day of such Plan Year.

2.2 Procedure For and Effect of Admission. Each individual who becomes eligible for admission to participate in this Plan shall complete such forms and provide such data as are reasonably required by the Employer as a condition of such admission and will, on the request of Employer, submit to a physical examination by a physician and make such applications for life insurance in order that the Employer may, if Employer determines to do so, obtain a policy of life insurance for the benefit of Employer on the life of such individual in such amounts as Employer shall, in its sole discretion, determine to be necessary or desirable. By becoming a Participant, each individual shall for all purposes under this Plan be deemed conclusively to have assented to the provisions of this Plan and all amendments hereto and to the termination of the pre-existing Tiffany and Company Supplemental Retirement Income Plan which pre-existing plan became effective the 20th day of October, 1989.

2.3 Cessation of Participation. Subject to Section 2.4 below, Participant shall cease to be a Participant the earlier of: (i) the date on which the Plan terminates, or (ii) the date of his Separation from Service. A former Participant will be deemed a Participant, for all purposes of this Plan, as long as such former Participant retains a Vested interest pursuant to the terms of Article III.

2.4 Disability. Notwithstanding any other provisions in this Plan, in the event a Participant incurs a Disability while Employed (whether or not such Disability arises out of such Employment), and for so long as such Disability continues, such Participant shall continue to be a Participant hereunder until the earlier of (i) Participant's death, (ii) Participant's Permitted Retirement or (iii) the cessation of such Disability, and Participant's Compensation in the last 12 months of his active Employment shall be deemed to be his Compensation for the purposes of this Plan during the period of such Disability. Any benefit payable to the Participant described in this Section 4 shall be payable commencing in the month following the month in which Participant attains Retirement Age.


                                   ARTICLE III
                                  PLAN BENEFITS

3.1 Overriding Limitation. Except as provided in this Section 3.1, under no circumstances will a Participant or a former Participant be entitled to a Benefit under this Plan unless and until he becomes entitled to payment of a Pension Benefit. In the event the Pension Plan and/or the Excess Plan shall have been terminated as of the time a Pension Benefit would have become payable under the Pension Plan to the Participant or former Participant, the Benefit under this Plan shall be calculated by application, by means of the formula set forth in Section 3.2 below, of the Pension Benefit which would have been payable to Participant under the Pension Plan and the Excess Plan as in effect on February 1, 2007, and if Participant would not have been entitled to a Pension Benefit under the Pension Plan as in effect on February 1, 2007 as of the date a Benefit would otherwise become payable hereunder, no Benefit shall be payable under this Plan.

3.2 Retirement Benefit. Commencing the first day of a month within sixty (60) days of Retirement, Employer will pay a Participant an annual Benefit calculated on the basis of such Participant's Years of Service and Average Final Compensation using the following table and then by subtracting Participant's Pension Benefit and Social Security Benefit:

                                                          Benefit as a
                                                          Percentage of
                                                          Participant's Average
                       Years of Service                   Final Compensation


                       25 or more                         60%
                       20-24                              50%
                       15-19                              35%
                       10-14                              20%
                       less than 10                       nil%


3.3 Early Retirement Benefit. In lieu of the Benefit provided under Section 3.2 above, commencing the first day of a month within sixty (60) days of Early Retirement, Employer will pay a Participant a Benefit. For a Participant who has attained age 60, who has not attained age 65 and who has rendered 10 or more years of Creditable Service, the annual amount of such Benefit shall be the annual Benefit stated in Section 3.2 reduced by 1/12 of 5 percent for each month that Participant's Early Retirement date precedes the date that such Participant would reach Retirement Age. For a Participant who has attained age 55, who has not attained age 60 and who has rendered 10 or more years of Creditable Service, the annual amount of such benefit shall be the annual Benefit stated in Section 3.2 reduced by the sum of (i) 25 percent and (ii) 1/12th of 3 percent for each month by which his attained age at the date of his retirement is less than age 60.

3.4  Optional Benefits in Lieu of Regular Benefits.

     (a) A Participant under this Plan who is not married at his Scheduled Benefit Commencement Date shall be deemed to have elected that the retirement allowance payable under this Plan be payable in the form of an annuity for the life of the Participant, with no benefits continued to any person after his death, and a Participant under this Plan who is married as of his Scheduled Benefit Commencement Date shall be deemed to have elected that the annual retirement allowance payable under this Plan be payable in the form of a reduced annuity for the life of the Participant, with 50% of such reduced annuity continued for the life of his surviving spouse, unless the Participant elects, prior to his Scheduled Benefit Commencement Date and in accordance with Section 3.4(c), to receive payment under an optional form of benefit described in Section 3.4(b). The retirement allowance payable to married Participant, in accordance with this Section shall be reduced as provided in Section 3.4(b).

     (b) A Participant shall be permitted to elect to receive his benefit under this Plan in the form of an annuity payable for his life, with the provision that after his death an allowance of 50%, 66-2/3%, 75% or 100% of the rate of his reduced allowance, as he shall elect, shall continue during the life of, and shall be paid to, the beneficiary designated by him at the time of electing the option. The amount payable to the Participant under any optional form or annuity shall be reduced from the amount otherwise payable for his life only, so that such annuity is the Actuarial Equivalent of the amount otherwise payable for his life only.

     (c) An election of an optional form of annuity shall be made at such time and in such manner as the Committee may direct, provided, however, that no election shall be given effect unless it is made prior to the Participant's Scheduled Benefit Commencement Date.

3.5 Separation from Service. No Benefit shall be or become payable to a Participant if the Participant ceases to be a Participant without obtaining a Vested interest with respect to his Benefit.

3.6  Vesting and Forfeiture of Vested Benefits.

     (i) Subject to Section 3.1 above, a Participant shall have a Vested interest with respect to his Benefit upon Permitted Retirement.

     (ii) Subject  to  Section  3.1  above,   upon  a  Change  in  Control  each
          Participant shall then have a Vested interest with respect to his Benefit as provided in Section 6.1 below.

     (iii) If a Participant's benefit under the Excess Plan is forfeited as provided for in Section 3.12 of the Excess Plan then any Benefit that would otherwise be payable to a Participant or to his Beneficiary under this Plan, whether or not Vested, shall be likewise forfeited; any decision regarding such forfeiture made under or pursuant to the provisions of the Excess Plan shall be binding for all purposes of this Plan.

3.7 Adjustment, Amendment, or Termination of Vested Benefits. Notwithstanding any other provision to the contrary, the Employer may not adjust, amend, or terminate its obligations to a Participant under this Plan subsequent to that date on which Participant obtains a Vested Benefit above except as expressly provided in Section 3.6 above or 6.1 below.

3.8 Tax Withholding. To the extent required by the law in effect at the time benefits are distributed pursuant to this Article III, the Employer or its agents shall withhold any taxes required by the federal or any state or local government from payments made hereunder.

3.9 Delay of Payments. In no event shall monthly payments of an annual retirement allowance payable under this Plan be made earlier than 6 months following Participant's Separation from Service; provided that promptly following the expiration of such 6 month period, a lump sum payment will be made to such person equal to all monthly installments that would, but for the provisions of this Section 3.9, have been paid to such person under this Plan, plus interest on the monthly payments that subject to such delay, at the Applicable Interest Rate for such period. Whenever the amount of any payment under this Plan is to be determined, it shall be determined without reference to this Section 3.9 on the assumption that such payments would earlier commence as otherwise provided for in this Article III but for the effect of this Section 3.9.

                                   ARTICLE IV
                                  UNFUNDED PLAN

4.1 Unfunded Benefits. Benefits are payable as they become due irrespective of any actual investments the Employer may make to meet its obligations. Neither the Employer, nor any trustee (in the event the Employer elects to use a grantor trust to accumulate funds) shall be obligated to purchase or maintain any asset including any life insurance policy. To the extent a Participant or any person acquires a right to receive payments from the Employer under this Plan, such right shall be no greater than the right of any unsecured creditor of the Employer.

                                    ARTICLE V
                            AMENDMENT AND TERMINATION

5.1 Plan Amendment. Subject to Sections 3.6, 3.7 and 6.1, this Plan may be amended in whole or in part by the Employer at any time.

5.2 Plan Termination. Subject to Sections 3.6, 3.7 and 6.1, the Employer reserves the right to terminate this Plan at any time but only in the event that the Employer, in its sole discretion, shall determine that the economics of the Plan have been adversely and materially affected by a change in the tax laws, other government action or other event beyond the control of the Participant and the Employer or that the termination of the Plan is otherwise in the best interest of Employer.

                                   ARTICLE VI
                                CHANGE IN CONTROL

6.1 Benefits Vest in the Event of a Change in Control. On a Change in Control each Participant shall become Vested in his Benefit as provided in subsections (i) through (v) below.

     (i) Payment of a Benefit to a Participant who has attained Minimum Age and Service on the Change of Control Date shall not be conditioned upon an Involuntary Termination.

     (ii) Payment of a Benefit to a Participant who has not attained Minimum Age and Service on the Change of Control Date shall be conditioned upon, and shall not be paid or payable unless such Participant incurs, an Involuntary Termination; such condition shall remain in effect until such time as such Participant has attained Minimum Age and Service; following such time as such Participant attains Minimum Age and Service payment of his Benefit shall not be conditioned upon an Involuntary Termination.

     (iii) In the case of a Participant subject to Subsection 6.1 (ii) above who becomes entitled to a Benefit due to an Involuntary Termination, such Benefit will be calculated using the greater of ten (10) Years of Service or actual Years of Service, and such Benefit will commence the first day of a month within sixty (60) days of the later of (a) Participant's Separation from Service, or (b) Participant's attainment of age 55.

     (iv) Following a Change of Control Employer shall continue to credit all Participants who are Vested and who remain Employed with Years of Service for purposes of Section 3.2 above regardless of Employer's decision to freeze or terminate the Plan.

     (v) A Change of Control shall not accelerate the date on which any person is entitled to receive a Benefit under this Plan, alter the overriding limitation set forth in Section 3.1 above or relieve Participant from the forfeiture provisions of Section 3.6 above.

                                   ARTICLE VII
                                 ADMINISTRATION

7.1 Appointment of Administrator. The Employer is the named fiduciary of the plan for which this document is the written instrument. The Employer shall appoint, on behalf of all Participants, an Administrator. The Administrator may be removed by the Employer at any time and he may resign at any time by submitting his resignation in writing to the Employer. A new Administrator shall be appointed as soon as possible in the event that the Administrator is removed or resigns from his position. Any person so appointed shall signify his acceptance
by   filing a written acceptance with the Employer.

7.2 Administrator's Responsibilities. The Administrator is responsible for the day to day administration of the Plan. He may appoint other persons or entities to perform any of his functions. Such appointment shall be made and accepted by the appointee in writing and shall be effective upon the written approval of the Employer. The Administrator and any such appointee may employ advisors and other persons necessary or convenient to help him carry out his duties including his fiduciary duties. The Administrator shall have the right to remove any such appointee from his position.

7.3 Records and Accounts. The Administrator shall maintain or shall cause to be maintained accurate and detailed records of Participants and of their rights under the Plan. Such accounts, books and records relating thereto shall be open at all reasonable times to inspection and audit by the Employer and by persons designated thereby.

7.4 Administrator's Specific Powers and Duties. In addition to any powers, rights and duties set forth elsewhere in the Plan, the Administrator shall have the following powers and duties:

     A. To adopt such rules and regulations consistent with the provisions of the Plan;

     B. To enforce the Plan in accordance with its terms and any rules and regulations he establishes;

     C. To maintain records concerning the Plan sufficient to prepare reports, returns and other information required by the Plan or by law;

     D. To construe and interpret the Plan and to resolve all questions arising under the Plan;

     E. To direct the Employer to pay benefits under the Plan, and to give such other directions and instructions as may be necessary for the proper administration of the Plan;

     F. To be responsible for the preparation, filing and disclosure on behalf of the Plan of such documents and reports as are required by any applicable federal or state law.

7.5 Employer's Responsibility to Administrator. The Employer shall furnish the Administrator such data and information as he may require. The records of the Employer shall be determinative of each Participant's period of employment, termination of employment and the reason therefore, leave of absence, reemployment, years of service, personal data, and compensation levels.
                                                                              15

     Participants and their Beneficiaries shall furnish to the Administrator such evidence, data, or information, and execute such documents as the Administrator requests.


7.6 Liability. Neither the Administrator nor the Employer shall be liable to any person for any action taken or omitted in connection with the administration of this Plan unless attributable to his own fraud or willful misconduct; nor shall the Employer be liable to any person for such action unless attributable to fraud or willful misconduct on the part of the director, officer or employee of the Employer.

7.7  Procedure to Claim Benefits.

     Initial Claim. Each Claimant must claim any benefit to which he is entitled under this Plan by a written notification to the Administrator. If a claim is wholly or partially denied, it must be so denied within a reasonable period of time, but not later than 90 days after this Plan's receipt of the claim. This initial 90-day period shall begin at the time the claim is filed, without regard to whether all the information necessary to make a benefit determination accompanies the filing. If the Administrator determines that special circumstances require an extension of time for processing the claim, he shall furnish written notice of the extension of the Claimant prior to the termination of the initial 90-day period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which this Plan expects to render the benefit determination. In no event shall the extension exceed a period of 90 days from the end of the initial 90-day period.

     The whole or partial denial of a claim must be contained in a written notice stating the following:

     A.   The specific reason for the denial,

     B.   Specific reference to the Plan Provision on which the denial is based,

     C. Description of additional information necessary for the Claimant to present his claim, if any, and an explanation of why such material is necessary, and

     D. A description of this Plan's review procedures and the time limits applicable to such procedures, including a statement of the Claimant's right to bring a civil action under Section 502(a) of the Employee Retirement Income Security Act of 1974.

     Request for Review. The Claimant will have sixty (60) days to request a review of the denial by the Administrator, who will provide a full and fair review. The request for review must be written and submitted to the same person who handles initial claims. The Claimant may review pertinent documents, and may submit issues and comments in writing. Claimant shall be provided, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to his benefits. The decision by the Administrator with respect to the review must be given within sixty
     (60) days after receipt of the request, unless special circumstances require an extension (such as for a hearing). This initial 60-day period shall begin at the time an appeal is filed, without regard to whether all the information necessary to make a benefit determination on review accompanies the filing. If the Administrator determines that special circumstances require an extension of time for processing the review, he shall furnish written notice of the extension to the Claimant prior to the termination of the initial 60-day period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which this Plan expects to render the determination on review. In no event shall the extension exceed a period of 60 days from the end of the initial 60-day period. The Administrator's review shall take into account all comments, documents, records, and other information submitted by the Claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

     The whole or partial denial of a claim on review must be contained in a written notice stating the following:

     A.   The specific reasons for the adverse determination,

     B. Reference to the specific Plan Provisions on which the adverse determination is based,

     C. A statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the Claimant's claim for benefits, and

     D. A statement of the Claimant's right to bring an action under section 502(a) of the Employee Retirement Income Security Act of 1974.

     All notices and decisions written under this Section 7.7 shall be written in a manner calculated to be understood by the Claimant. The Administrator shall take all necessary steps to ensure and verify that benefit claim determinations made under this Section 7.7 are made in accordance with this Plan and that the Plan Provisions are applied consistently with respect to similarly situated Claimants. Nothing in this Section 7.7 shall be construed to preclude an authorized representative of a Claimant from acting on behalf of such Claimant in pursuing a benefit claim or appeal of a whole or partial denial, provided that the Claimant provides written authorization to the Administrator identifying such representative, signed by the Claimant under the seal of notary, prior to the authorized representative acting on his behalf.

                                  ARTICLE VIII
                                  MISCELLANEOUS

8.1 Supplemental Benefits. The benefits provided for the Participants under this Plan are in addition to benefits provided by any other plan or program of the Employer and, except as otherwise expressly provided for herein, the benefits of this Plan shall supplement and shall not supersede any plan or agreement between the Employer and any Participant.

8.2 Governing Law. The Plan shall be governed and construed under the laws of the State of New York as in effect at the time of its adoption.

8.3 Jurisdiction. The courts of the State of New York shall have exclusive jurisdiction in any or all actions arising under this Plan.

8.4 Binding Terms. The terms of this Plan shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, executors, administrators and successors.

8.5 Spendthrift Provision. The interest of any Participant or any beneficiary receiving payments hereunder shall not be subject to anticipation, nor to voluntary or involuntary alienation until distribution is actually made.

8.6 No Assignment Permitted. No Participant, Beneficiary or heir shall have any right to commute, sell, transfer, assign or otherwise convey the right to receive any payment under the terms of this Plan. Any such attempted assignment shall be considered null and void.

8.7 Severability. In the event any provision of this Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if such illegal or invalid provision had never been contained therein.

8.8 Construction. All headings preceding the text of the several Articles hereof are inserted solely for reference and shall not constitute a part of this Plan, nor affect its meaning, construction or effect. Where the context admits, words in the masculine gender shall include the feminine and neuter genders, and the singular shall mean the plural.

8.9 No Employment Agreement. Nothing in this Plan shall confer on any Participant the right to continued employment with any Employer and, except as expressly set forth in a written agreement entered into with the express authorization of the Board of Directors of Employer, both the Participant and the Employer shall be free to terminate Participant's employment for any cause or without cause.

8.10 Section  409A  Compliance.  The  Company  intends  that the  Plan  meet the requirements of Section 409A of the Code and the guidance issued thereunder. The Plan shall be administered, construed and interpreted in a manner consistent with that intention. In no event shall the Company have any liability or obligation with respect to taxes for which the Participant may become liable as a result of the application of Section 409A of the Code. The Plan has been administered in good faith compliance with Section 409A and the guidance issued thereunder from January 1, 2005 through December 31, 2008.


                                TIFFANY AND COMPANY

ATTEST:

/s/ Patrick B. Dorsey                /s/ Michael J. Kowalski
__________________________      By: ____________________________________
Patrick B. Dorsey,                   Michael J. Kowalski, Chairman
Secretary

ATTEST:

/s/ Patrick B. Dorsey               /s/ James N. Fernandez
_________________________       By: ___________________________________
Patrick B. Dorsey,                    James N. Fernandez, Executive Vice
Secretary                             President

                                   Schedule I
                                   ----------

                    Plan Participants as of January 31, 2009
                    ----------------------------------------


                               Michael J. Kowalski
                                 James E. Quinn
                                 Beth O. Canavan
                               James N. Fernandez
                                   Jon M. King
                              Victoria Berger-Gross
                                 Pamela H. Cloud
                                Patrick B. Dorsey
                              Patrick F. McGuiness
                               Caroline D. Naggiar
                                John S. Petterson
                                 John R. Loring